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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 28, 2022
INDIE SEMICONDUCTOR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40481	87-0913788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

32 Journey Aliso Viejo, California	92656
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 608-0854
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	INDI	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock for $11.50 per share	INDIW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)

Departure of Director

Effective March 28, 2022, William Woodward resigned as a member of the Board of Directors (the “Board”) and the Nominating and Corporate Governance Committee (the “Nominating Committee”) of indie Semiconductor, Inc. (the “Company”). Mr. Woodward’s decision to step down from the Board did not involve any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

(d)

Appointment of New Director

Diane Biagianti has been appointed by the Board as a Class II director, upon the recommendation of its Nominating Committee, to fill the vacancy created by Mr. Woodward’s resignation. Ms. Biagianti will serve until the Company’s 2023 Annual Meeting of Stockholders and until her respective successor is duly elected and qualified, or until her earlier death, resignation or removal, with such appointment to be effective as of April 1, 2022. The Board has appointed Ms. Biagianti to serve on the Nominating and Corporate Governance Committee. The Board has also affirmatively determined that Ms. Biagianti is an independent director under applicable listing standards of the Nasdaq Stock Market LLC.

In connection with her appointment as a director, Ms. Biagianti will receive compensation inline with indie’s director compensation program of (i) an annual cash retainer of $75,000 and (ii) an initial equity grant of 75,000 restricted stock units that vest in three equal annual installments.

There is no arrangement or understanding between Ms. Biagianti and any other persons pursuant to which Ms. Biagianti was appointed as a director, and Ms. Biagianti has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company also intends to enter into a customary indemnification agreement with Ms. Biagianti in the form previously filed with the Securities and Exchange Commission as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on June 16, 2021.
Item 7.01  Regulation FD Disclosure.
A copy of the press release announcing Mr. Woodward’s resignation from the Board and Ms. Biagianti’s appointment to the Board is attached as Exhibit 99.1.
Item 9.01  Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press release dated March 28, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIE SEMICONDUCTOR, INC.

April 1, 2022	By:	/s/ Thomas Schiller
		Name:	Thomas Schiller
		Title:	Chief Financial Officer & EVP of Strategy
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